Exhibit 10.1

OEM Agreement Number: 4905S10262

Transaction Document Number: 02

Amendment Number: 14

IBM ASL Software Agreement: 4905S10262

Amendment 14 to Transaction Document Number: 02

This Amendment (Amendment 14) to the IBM OEM Software Agreement and Transaction Document (TD) specified above is entered into between International Business Machines Corp. (IBM) and Lawson Software Americas, Inc. (you). This Amendment will remain in effect until such TD terminates or expires. If there is a conflict, the terms of this Amendment shall prevail over the terms of the TD. Except as modified herein, all other terms of the TD remain in full force and effect.

1.0          Section 1, Program(s)/Prices: The Program License Pricing and Subscription and Support Pricing tables are hereby replaced in their entirety with the following and the pricing attached in Schedule A:

Program License Pricing

Part Number	License (including Subscription and Support) Program Description
D55WJLL	IBM WEBSPHERE APPLICATION SERVER NETWORK DEPLOYMENT PROCESSOR VALUE UNIT (PVU) LICENSE + SW SUBSCRIPTION & SUPPORT 12 MONTHS
D55V1LL	IBM WebSphere MQ Value Unit License + Maintenance 12 months
D56L1LL	IBM TIVOLI DIRECTORY SERVER PROCESSOR VALUE UNIT (PVU) LICENSE + SW SUBSCRIPTION & SUPPORT 12 MONTHS
D0A1ULL	IBM Tivoli Asset Discovery for Distributed 10 Processor Value Units (PVUs) License + SW Subscription & Support 12 Months
D55IULL	IBM DB2 ENTERPRISE SERVER EDITION PROCESSOR VALUE UNIT (PVU) LICENSE + SW SUBSCRIPTION & SUPPORT 12 MONTHS
D58AELL	IBM WebSphere Enterprise Service Bus Value Unit License + SW Ma 12 months
ATZF3ZZ	IBM OmniFind Edition #
AUNB7ZZ	WDS Single Host Component (i5/OS) restricted to PRPQ 5799GTJ License OEM#
AUNB8ZZ	SQL Toolkit (i5/OS) Lic OEM#

#These are license-only part numbers. Subscription and Support is not provided for these Programs.

Subscription and Support: Unless otherwise specified, an initial 12-month term of Subscription and Support is included for each Program you distribute under this Transaction Document. The effective date for Subscription and Support will commence on the date of the IBM invoice for such Program.  You may renew Subscription and Support for an additional consecutive 12-month term at the applicable Subscription and Support Renewal price specified below. For Programs on which you have not continually renewed Subscription and Support, you may acquire a 12-month term of Subscription and Support at the applicable Subscription and Support Reinstatement price specified below.  You may acquire Subscription and Support Renewal or Subscription and Support Reinstatement only in support of Programs that you distributed to Customers as part of the Solution. You are responsible for documenting and tracking the effective date and renewal date for each Subscription and Support term for your Customers.

Subscription and Support Pricing

You will pay IBM the applicable ASL Fee for each term of Subscription and Support Renewal and Subscription and Support Reinstatement that you deploy.

Part Number	Subscription and Support Renewal and Subscription and Support Reinstatement Description
E025SLL	IBM WEBSPHERE APPLICATION SERVER NETWORK DEPLOYMENT PROCESSOR VALUE UNIT (PVU) ANNUAL SW SUBSCRIPTION & SUPPORT RENEWAL
D55WKLL	IBM WEBSPHERE APPLICATION SERVER NETWORK DEPLOYMENT PROCESSOR VALUE UNIT (PVU) SW SUBSCRIPTION & SUPPORT REINSTATEMENT 12 MONTHS
E0256LL	IBM WebSphere MQ Value Unit Annual SW MA Renewal
D55V2LL	IBM WebSphere MQ Value Unit SW MA reinstatement 12 months
E029WLL	IBM TIVOLI DIRECTORY SERVER PROCESSOR VALUE UNIT (PVU) ANNUAL SW SUBSCRIPTION & SUPPORT RENEWAL
D56L2LL	IBM TIVOLI DIRECTORY SERVER PROCESSOR VALUE UNIT (PVU) SW SUBSCRIPTION & SUPPORT REINSTATEMENT 12 MONTHS
E07BULL	IBM TIVOLI ASSET DISCOVERY FOR DISTRIBUTED 10 PROCESSOR VALUE UNITS (PVUS) ANNUAL SW SUBSCRIPTION & SUPPORT
D0A1VLL	IBM TIVOLI ASSET DISCOVERY FOR DISTRIBUTED 10 PROCESSOR VALUE UNITS (PVUS) SW SUBSCRIPTION & SUPPORT REINSTATEMENT 12 MONTHS
E020CLL	IBM DB2 ENTERPRISE SERVER EDITION PROCESSOR VALUE UNIT (PVU) ANNUAL SW SUBSCRIPTION & SUPPORT RENEWAL
D55IVLL	IBM DB2 ENTERPRISE SERVER EDITION PROCESSOR VALUE UNIT (PVU) SW SUBSCRIPTION & SUPPORT REINSTATEMENT 12 MONTHS
E02J3LL	IBM WebSphere Enterprise Service Bus Value Unit Annual SW MA Renewal
D58AFLL	IBM WebSphere Enterprise Service Bus Value Unit SW MA Reinstatement 12 months

Subscription and Support Reinstatement fees shall apply when a Customer has had a gap in Subscription and Support coverage for more than 30 days.

Pricing:

a. Pricing:  The ASL Fees for Program licenses and Subscription and Support for each IBM Blue Stack are specified in Schedule A, attached.  After the second year of this Transaction Document, pricing shall increase as shown in the Future Pricing Table in Schedule A.

2.0                               Section 3, Term: The term of this transaction document is hereby renewed for three additional years through December 01, 2013.

3.0                               Within ninety (90) days following the signing of this Amendment,

a)             The parties will review the go-forward strategy, regarding the implications of Customers running multiple instances of a Blue Stack installed on premise and at all Customer locations including third party hosting centers;

b)             The parties will work to establish Blue Stack pricing for Lawson’s subscription based Solution offering(s);

c)              The parties will work to modify the Program restrictions specific to entitlement and use of the WAS ND (D55WJLL); and

d)             The parties will work to establish further definitions and clarification around Lawson’s satellite applications.  IBM intends to allow for use of WAS ND (with restrictions to be determined) by Lawson’s satellite applications for no additional license fee as long as a Customer already owns a Blue Stack license.

If at the end of the 90 day period, the parties have not addressed each of the subsections a through e above by executing an Amendment to TD 02 or new TD - addressing such issues, either party may terminate this Transaction Document on thirty (30) days written notice to the other. Notwithstanding the forgoing,  if after the 90 day period the parties execute a mutually agreeable amendment or TD addressing such issues, the termination right set forth in this paragraph is no longer in effect.

4.0                               Program Product Restrictions

a)             The following Program license restrictions apply to DB2 UDB Enterprise Server Edition D55IULL and are in addition to other license restrictions which may apply to the Program. In case of conflict, the following restrictions prevail over the other license restrictions which may apply.  The Program is limited to use on 4 CPU’s and 32 GB memory. You are not permitted to use the 5 User licenses of DB2 Connect that come with Enterprise Server Edition.

5.0                               In the event of expiration or termination of the Transaction Document you shall have the right to receive continuing generally available Subscription and Support for licenses distributed under the Transaction Document pursuant to a separate transaction document to be created at the time (the “Subscription and Support TD”), .  The Subscription and Support TD will entitle Lawson to Subscription and Support under the same pricing for 36 months from termination or expiration of this TD02.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS
MACHINES CORPORATION		LAWSON SOFTWARE AMERICAS, INC.

By:	/s/ Rosanne Kearney	By:	/s/ Harry Debes

Name:	Rosanne Kearney	Name:	Harry Debes

Title:	Contracts Professional	Title:	President - CEO

Date:	December 1, 2010	Date:	December 1, 2010

IBM Address:		Lawson Software Americas Inc. Address:

11501 Burnet Road		380 St. Peter Street
Austin, TX 78758		St. Paul, MN 55102
Attn:	OEM Software Contracts
Internal Mail drop: 901-2E-007

Schedule A

Pricing

Lawson Applications (known as S3):

S3 Customer Type	One-Time ASL License Fee*	Annual Subscription and Support Renewal Fees
S3 New Customer	$***	$***
S3 Existing Customer	$*** *	$***

S3 Customer Type	Subscription and Support Reinstatement Fees
S3 New Customer Subscription and Support Reinstatement	$***
S3 Existing Customer Subscription and Support Reinstatement	$***

M3 Customer Type	One-Time ASL License Fee*	Annual Subscription and Support Renewal Fees
M3 Customer	$*** *	$***

M3 Customer Type		Subscription and Support Reinstatement Fees
M3 Customer Reinstatement		$***

* Except as otherwise specified, this fee includes the first year of Annual Subscription and Support

Future Pricing Table.

Year 3 effective Dec 1, 2012
S3 New Customer – License	$***
S3 Existing Customer - License	$***
S3 New Customer S&S Renewal	$***
S3 Existing Customer S&S Renewal	$***
S3 New Customer S&S Reinstatement	$***
S3 Existing Customer S&S Reinstatement	$***
M3 Customer	$***
M3 S&S Renewal	$***
M3 S&S Reinstatement	$***

***Omitted and filed separately with the Securities and Exchange Commission.